UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2021

Alpha Healthcare Acquisition Corp. III

(Exact name of registrant as specified in its charter)

Delaware	001-40228	86-1645738
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1177 Avenue of the Americas, 5th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 494-3296

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of a redeemable Warrant to acquire one share of Class A common stock	ALPAU	The Nasdaq Stock Market LLC
Class A common stock, $0.0001 par value	ALPA	The Nasdaq Stock Market LLC
Redeemable warrants to acquire one share of Class A common stock included as part of the Units	ALPAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 26, 2021, the Registration Statement on Form S-1 (File No. 333-253876) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Alpha Healthcare Acquisition Corp. III (the “Company”) was declared effective by the U.S. Securities and Exchange Commission.

On July 29, 2021, the Company consummated the IPO of 15,000,000 units (the “Public Units”) at an offering price of $10.00 per Public Unit and a private placement with AHAC Sponsor III, LLC (the “Sponsor”) of 455,000 private placement units (the “Private Units” together with the Public Units, the “Units”) at a purchase price of $10.00 per Private Unit (the “Private Placement”). In connection with the IPO, the Company also granted the underwriters a 45-day option to purchase an additional 2,250,000 Public Units at the initial public offering price.

Each Unit consists of one share of Class A common stock, $0.0001 par value (the “Class A Common Stock”), and one fourth of a redeemable Warrant to acquire one share of Class A Common Stock (the “Warrant”). The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $150,000,000 (before underwriting discounts and commissions and offering expenses). The Private Units were sold at an offering price of $10.00 per Private Unit, generating gross proceeds of $4,550,000.

Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated July 26, 2021, among the Company, BofA Securities, Inc. and PJT Partners LP, as representatives of the several underwriters, which contains customary representations and warranties and indemnification of the underwriters by the Company;

●	a Warrant Agreement, dated July 26, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants, certain adjustment features of the terms of exercise, provisions relating to redemption and cashless exercise of the Warrants, certain registration rights of the holders of Warrants, provisions for amendments to the Warrant Agreement, and indemnification of the warrant agent by the Company under the agreement;

●	an Investment Management Trust Agreement, dated July 26, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Units, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

●	a Registration Rights Agreement, dated July 26, 2021, among the Company, the Sponsor and the other Holders (as defined therein) signatory thereto, which provides for customary demand and piggy-back registration rights for such Holders;

●	Indemnity Agreements, each dated July 26, 2021, between the Company and each of the officers and directors of the Company, pursuant to which the Company has agreed to indemnify each officer and director of the Company against certain claims that may arise in their roles as officers and directors of the Company;

●	a Letter Agreement, dated July 26, 2021, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which each of the Sponsor and each executive officer and director of the Company has agreed to vote any Class A Common Stock and the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock” together with the Class A Common Stock, the “Common Stock”) held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months from the closing of the IPO; to certain transfer restrictions with respect to the Company’s securities; and to certain indemnification obligations of the Sponsor; and

●	a Private Unit Purchase Agreement, dated July 26, 2021, between the Company and the Sponsor, pursuant to which the Sponsor purchased 455,000 Private Units, at a price of $10.00 per Private Unit in a private placement.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively. The Company is also including as an exhibit hereto the Company's Second Amended and Restated Certificate of Incorporation (the “Amended Charter”) filed with the Secretary of State of the State of Delaware. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the issuance and sale of the Public Units, the Company consummated the private placement of 455,000 Private Units at a price of $10.00 per Private Unit, to the Sponsor, generating gross proceeds of $4,550,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Units are identical to the Public Units sold in the IPO, subject to certain limited exceptions, including that the Sponsor has agreed not to transfer, assign or sell any of the Private Units (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2021, in connection with the IPO, Darlene T. DeRemer, Eugene L. Podsiadlo and William Woodward (the “New Directors” and, collectively with Rajiv Shukla, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective July 26, 2021, each of Darlene DeRemer, Eugene Podsiadlo and William Woodward were also appointed to the Board’s Audit Committee, with Mr. Podsiadlo serving as its chair, each of Darlene DeRemer, Eugene Podsiadlo and William Woodward were appointed to the Board’s Compensation Committee, with Ms. DeRemer serving as its chair, and each of Darlene DeRemer, Eugene Podsiadlo and William Woodward were appointed to the Board’s Nominating Committee, with Mr. Woodward serving as its chair.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws.

The information set forth in Item 1.01 is hereby incorporated by reference.

Item 8.01	Other Events.

A total of $150,000,000of the proceeds from the IPO and the Private Placement (which includes the underwriters’ deferred discount of $5,250,000in the aggregate) was placed in a trust account, with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of the Company’s Public Units properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s Public Units if the Company has not complete its initial business combination within 24 months from the closing of this offering or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of the Company’s Public Units if the Company has not completed its initial business combination within 24 months from the closing of this offering, subject to applicable law.

On July 26, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference. On July 29, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated July 26, 2021, by and among the Company, PJT Partners LP and BofA Securities, Inc., as representatives of the underwriters.

3.1	Second Amended and Restated Certificate of Incorporation of the Company.

4.1	Warrant Agreement, dated July 26, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated July 26, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated July 26, 2021, by and among the Company, the Sponsor and the other Holders (as defined therein) signatory thereto.

10.3	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form S-1 (File No. 333-253876) filed on March 4, 2021).

10.4	Letter Agreement, dated July 26, 2021, by and among the Company, the Sponsor and each director and executive officer of the Company.

10.5	Private Unit Purchase Agreement, dated July 26, 2021, between the Company and the Sponsor.

99.1	Press release, dated July 26, 2021.

99.2	Press release, dated July 29, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2021

Alpha Healthcare Acquisition Corp. III

By:	/s/ Rajiv Shukla
Name:	Rajiv Shukla
Title:	Chairman and Chief Executive Officer